UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2015

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway NW, Third Floor Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (561) 961-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

TherapeuticsMD, Inc. is furnishing as Exhibit 99.1 to this Current Report on Form 8-K a press release on December 7, 2015.

The information in this Current Report on Form 8-K (including the exhibit) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description

	99.1	Press Release from TherapeuticsMD, Inc. dated December 7, 2015, entitled "TherapeuticsMD Announces Positive Top-Line Results from its Phase 3 Rejoice Trial in Postmenopausal Women with Vulvar and Vaginal Atrophy (VVA) Treated with 25 mcg, 10 mcg or 4 mcg of TX-004HR."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2015	THERAPEUTICSMD, INC.

	By:	/s/ Daniel A. Cartwright
	Name: Title:	Daniel A. Cartwright Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release from TherapeuticsMD, Inc. dated December 7, 2015, entitled "TherapeuticsMD Announces Positive Top-Line Results from its Phase 3 Rejoice Trial in Postmenopausal Women with Vulvar and Vaginal Atrophy (VVA) Treated with 25 mcg, 10 mcg or 4 mcg of TX-004HR."